UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2016 (July 14, 2016)

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 15, 2016 (the “Prior 8-K”), a subsidiary of Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), completed the acquisition of all of the issued and outstanding units representing the membership interests in Hermes Consolidated, LLC, a Delaware limited liability company doing business as Wyoming Refining Company (“Wyoming Refining Company”), on July 14, 2016.
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Prior 8-K for the sole purpose of providing the historical financial statements of Wyoming Refining Company and the pro forma financial information of the Company required by Item 9.01 of Form 8-K. No other modification to the Prior 8-K is being made by this Amendment. This Amendment should be read in connection with the Prior 8-K, which provides a more complete description of the acquisition of Wyoming Refining Company.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hermes Consolidated, LLC and Subsidiary as of and for the year ended December 31, 2015 are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

The unaudited condensed consolidated financial statements of Hermes Consolidated, LLC and Subsidiary as of June 30, 2016 and for the six months ended June 30, 2016 and 2015 are attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited condensed combined pro forma financial information of Par Pacific Holdings, Inc. and Subsidiaries as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015 is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein

(c)	Shell Company Transactions.
None.

(d)	Exhibits:

2.1*
Unit Purchase Agreement, dated as of June 14, 2016, between Par Wyoming, LLC and Black Elk Refining, LLC. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 15, 2016.

2.2*
First Amendment to Unit Purchase Agreement dated as of July 14, 2016, between Par Wyoming, LLC and Black Elk Refining, LLC. Incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

4.1
Registration Rights Agreement dated as of July 14, 2016, by and among Par Pacific Holdings, Inc. and the purchasers party thereto. Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.1
Credit Agreement dated as of July 14, 2016, by and among Par Wyoming Holdings, LLC, the lenders party thereto, and Chambers Energy Management, LP, as agent. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.2
Third Amended and Restated Loan Agreement dated as of April 30, 2015, by and among Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Wyoming, LLC and Bank of America, N.A. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.3
First Amendment to Third Amended and Restated Loan Agreement dated as of March 31, 2016, by and among Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Wyoming, LLC and Bank of America, N.A. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.4
Second Amendment to Third Amended and Restated Loan Agreement dated as of May 25, 2016, by and among Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Wyoming, LLC and Bank of America, N.A. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.5
Third Amendment to Third Amended and Restated Loan Agreement dated as of July 14, 2016, by and among Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Wyoming, LLC and Bank of America, N.A. Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.6
Fourth Amendment to Third Amended and Restated Loan Agreement dated as of July 14, 2016, by and among Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Wyoming, LLC and Bank of America, N.A. Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.7
Note Purchase Agreement dated as of July 14, 2016, by and among Par Pacific Holdings, Inc. and the purchasers named therein. Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.8	Form of Convertible Subordinated Bridge Note. Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

10.9
First Amendment to Seventh Amendment, Consent and Waiver to Delayed Draw Term Loan and Bridge Loan Credit Agreement dated as of July 14, 2016, by and among Par Pacific Holdings, Inc., the Guarantors party thereto and the Term Lenders party thereto. Incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release dated July 14, 2016. Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on July 15, 2016.

99.2	Unaudited condensed combined pro forma financial information of Par Pacific Holdings, Inc. and Subsidiaries as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015.

99.3	Audited consolidated financial statements of Hermes Consolidated, LLC and Subsidiary as of and for the year ended December 31, 2015.

99.4	Unaudited condensed consolidated financial statements of Hermes Consolidated, LLC and Subsidiary as of June 30, 2016 and for the six months ended June 30, 2016 and 2015.

*
Schedules and similar attachments to the referenced agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: August 29, 2016	/s/ J. Matthew Vaughn
J. Matthew Vaughn Senior Vice President and General Counsel